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   CHECKPOINT SYSTEMS, INC.
Notice of Grant of Stock Options                     ID: 22-1895850
      101 Wolf Drive
                                       Thorofare, NJ 08086

DAVID DONNAN                              Option Number:  111700
Plan:   Dnan
ID:   01404
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Effective 7/1/2004, you have been granted a(n) Non-Qualified Stock Option to buy 200,000 shares of CHECKPOINT SYSTEMS, INC.
(the Company) stock at $17.7400 per share.

The total option price of the shares granted is $3,548,000.00.

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration
66,667.0000	On Vest Date	7/1/2005	7/1/2014
66,667.0000	On Vest Date	7/1/2006	7/1/2014
66,666.0000	On Vest Date	7/1/2007	7/1/2014
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By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.
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/s/George W. Off              July 20, 2004______
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/s/David C. Donnan                                                     July 20, 2004______
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